                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                               September 22, 2000

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-2 Home Equity Loan Asset-Backed Securities).

                       GreenPoint Mortgage Securities Inc.
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                                  333-95349                 68-0397342
-------------------------------------------             -----------------          ------------------
(State or Other Jurisdiction of Incorporation)          (Commission File            (I.R.S. Employer
                                                             Number)               Identification No.)

700 Larkspur Landing Circle                                                                  94939
Suite 240                                                                                  (Zip Code)
Larkspur, California
--------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code  (415) 925-5442
                                                    --------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

                  The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, and the unaudited interim financial statements of FGIC as of June 30, 2000 and for the periods ending June 30, 2000 and June 30, 1999, are hereby filed and incorporated by reference in the registration statement (No. 333-95349) of GreenPoint Mortgage Securities Inc., and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.


         (c)      Exhibits

                  23.1 Consent of KPMG LLP, dated as of September 21, 2000, in connection with the financial statements of Financial Guaranty Insurance Company as of
                           December 31, 1999 and December 31, 1998.

                  99.3 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

                  99.4 Unaudited interim financial statements of Financial Guaranty Insurance Company as of June 30, 2000 and June 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ David Molumby
                                                ------------------
                                            Name:  David Molumby
                                            Title: Vice President

Dated:  September 22, 2000

                                  Exhibit Index

Exhibit

23.1 Consent of KPMG LLP, dated as of September 21, 2000, in connection with the financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

99.3 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 1999 and December 31, 1998.

99.4 Unaudited interim financial statements of Financial Guaranty Insurance Company as of June 30, 2000 and June 30, 1999.























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